UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2021

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS employee Indemnification No.)

One New Orchard Road
Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrar’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
NYSE Chicago
2.625% Notes due 2022	IBM 22A	New York Stock Exchange
1.250% Notes due 2023	IBM 23A	New York Stock Exchange
0.375% Notes due 2023	IBM 23B	New York Stock Exchange
1.125% Notes due 2024	IBM 24A	New York Stock Exchange
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange
0.875% Notes due 2025	IBM 25C	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
0.300% Notes due 2028	IBM 28B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
0.650% Notes due 2032	IBM 32A	New York Stock Exchange
1.200% Notes due 2040	IBM 40	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Indicate by check mark whether the registrar is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230 405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 12, 2021, International Business Machines Corporation (“IBM”) announced the timing and details regarding IBM’s distribution of 80.1% of the outstanding shares of common stock, par value $0.01 per share, of Kyndryl Holdings, Inc. (“Kyndryl”), a wholly owned subsidiary of IBM (the “Kyndryl Common Stock”), to IBM’s holders of common stock (“IBM stockholders”) as a pro rata dividend in a spin-off. Following the distribution, IBM will retain 19.9% of the outstanding Kyndryl Common Stock. IBM intends to dispose of any retained Kyndryl Common Stock within 12 months after the distribution. The IBM board of directors has declared a pro rata dividend of Kyndryl Common Stock to be made effective at 5:00 p.m., New York City time, on Wednesday, November 3, 2021, to IBM’s stockholders of record as of the close of business, on Monday, October 25, 2021 (the “Record Date”). Each IBM stockholder of record on the Record Date will receive a distribution of one share of Kyndryl Common Stock for every five shares of common stock, par value $0.20 per share, of IBM, that it holds on the Record Date. IBM stockholders will receive cash in lieu of fractional shares of Kyndryl Common Stock. The distribution is subject to the satisfaction or waiver of certain conditions. A copy of the press release is included herewith as Exhibit 99.1, and is incorporated by reference herein.

Forward-Looking Statements

Statements in this report regarding the spin-off and separation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “intends” or “estimates” or similar expressions) should also be considered to be forward-looking statements. Forward-looking statements are based on the IBM’s current assumptions regarding future business and financial performance. These statements, by their nature, address matters that are uncertain to different degrees. These statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in IBM’s most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission (the “SEC”), as well as those risk factors described in Kyndryl’s Registration Statement on Form 10 (the “Registration Statement”). Copies of IBM filings are available from the SEC, from the IBM website or from IBM Investor Relations. Copies of Kyndryl’s Registration Statement is available from the SEC. We disclaim any obligation to update any forward-looking statements as a result of developments occurring after the date of this report.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No	Description
99.1	Press Release dated October 12, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERNATIONAL BUSINESS MACHINES CORPORATION

By:	/s/Frank Sedlarcik
	Name:	Frank Sedlarcik
	Title:	Vice President, Assistant General Counsel and Secretary

Date: October 12, 2021